UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2011

Aqua America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-527-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Aqua America, Inc. was held on May 12, 2011 at the Drexelbrook Banquet Facility & Corporate Events Center, Drexelbrook Drive and Valley Road, Drexel Hill, Pennsylvania, pursuant to the Notice sent on or about April 1, 2011 to all shareholders of record at the close of business on March 14, 2011. At that meeting:

1.	The following nominees were elected as directors of Aqua America, Inc. for terms expiring in the year 2014 and received the votes set forth adjacent to the names below:

Name of Nominee	For	Withheld
Mary C. Carroll	80,220,637	1,889,984
Mario Mele	80,338,891	1,771,730
Ellen T. Ruff	76,567,566	5,543,055

There were a total of 31,915,139 broker non-votes for the election of directors.

Since the Board of Directors is divided into three classes with one class elected each year to hold the office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Nicholas DeBenedictis; Richard H. Glanton; Lon R. Greenberg; Richard L. Smoot, William P. Hankowsky; and Andrew J. Sordoni, III

2.	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2011 fiscal year was ratified by the following vote of:

For	Against	Abstain
112,357,537	1,191,369	476,854

3.	The advisory vote on the Company’s executive compensation programs as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders was adopted by the following vote of:

For	Against	Abstain	Broker Non-Votes
72,892,999	6,205,093	3,012,529	31,915,139

4.	The advisory vote on whether the frequency of the advisory vote on the Company’s executive compensation programs should be every one, two or three years received the following vote of:

Every 3 Years	Every 2 Years	Every 1 Year	Abstentions	Broker Non-Votes
38,980,050	2,813,938	37,402,834	2,913,799	31,915,139

Based on the results, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the Company’s executive compensation every three years.

5.	The shareholder proposal requesting that the Board of Directors declassify the Board, received the following vote:

For	Against	Abstain	Broker Non-Votes
48,515,242	31,249,967	2,345,412	31,915,139

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.

May 18, 2011	By:	Roy H. Stahl

Name: Roy H. Stahl
Title: Chief Administrative Officer, General Counsel and Secretary